UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    May 31, 2005


                                BriteSmile, Inc.
             (Exact name of registrant as specified in its charter)


     Utah                          1-11064                     87-0410364
(State or other                  (Commission                (I.R.S. Employer
jurisdiction of                 file number)               Identification No.)
incorporation)


                     490 North Wiget Lane
                   Walnut Creek, California                  94598
           (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (925) 941-6260

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
Appointment of Principal Officers.

     The Board of Directors of the Corporation accepted the resignation of Gerald A. Poch from the Company's Board of Directors, effective May 31, 2005. Mr. Poch was a nominee of Pequot Capital, a major shareholder of the Company. Mr. Poch had no disagreements with the Company, its Board of Directors or its management in any matter relating to the Company's operations, policies or practices.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 3, 2005
                                      BriteSmile, Inc.


                                      By:  /s/ KEN CZAJA
                                           Ken Czaja
                                           Chief Financial Officer